UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Conveyance Agreement

     El Paso Pipeline Partners, L.P. (the “Partnership”) previously announced it had entered into a Contribution Agreement (the “Contribution Agreement”) with El Paso Corporation (“El Paso”), El Paso SNG Holding Company, L.L.C. (“EP SNG”), EPPP SNG GP Holdings, L.L.C. (“EPPP SNG”), Southern Natural Gas Company (“SNG”) and El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”).  Pursuant to the Contribution Agreement, El Paso and EP SNG (collectively, the “Contributing Parties”) agreed to contribute to the Partnership (together with the Operating Company and EPPP SNG, the “Partnership Parties”) a 22% general partner interest in SNG for aggregate consideration of $587 million.  In the Contribution Agreement, El Paso granted the Partnership a 45 day option to purchase up to an additional 3% general partner interest in SNG in 1% increments (the “SNG Option”). The consideration to be paid for each additional 1% increment is approximately $26.7 million. On March 9, 2011, the Partnership elected to acquire an additional three percent general partner interest in SNG in exchange for consideration of $80.04 million, pursuant to the SNG Option. The Contribution Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

    In accordance with the Contribution Agreement, on March 14, 2011, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Conveyance Agreement”) with the Operating Company, SNG and the Contributing Parties pursuant to which the Contributing Parties contributed the 25% general partner interest in SNG to the Partnership Parties.

    The description of the Conveyance Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Conveyance Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

    The aggregate consideration of $667.04 million for the SNG general partner interest was paid by the Partnership in cash. Concurrently with the closing of the contribution and sale of the 25% general partner interest in SNG, the Partnership closed a public offering of  an aggregate 13,800,000 common units representing limited partner interests in the Partnership (“Common Units”), including the underwriters' option to purchase additional Common Units.  The net proceeds from the public offering of Common Units, along with our general partner's proportionate capital contribution of $9.66 million in order to maintain its 2% general partner interest and borrowings from the Partnership’s revolving credit facility, were used by the Partnership to fund the aggregate consideration paid for the additional 25% general partner interest in SNG and related expenses.

    The board of directors of the El Paso Pipeline GP Company, L.L.C.,  the general partner of the Partnership (the "General Partner") approved the acquisition of the general partner interest in SNG based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.

Fifth Amendment to General Partnership Agreement of SNG

    In connection with the closing of the Contribution Agreement and the Conveyance Agreement, on March 14, 2011, EP SNG and EPPP SNG entered into the Fifth Amendment to the General Partnership of SNG (the “SNG Amendment”) to reflect the contribution of the interest in SNG to the Partnership Parties.  After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, the Contributing Parties own 15% of SNG and the Partnership Parties own 85% of SNG, each in the form of general partner interests.  The SNG Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

    After giving effect to the contributions in connection with the Contribution Agreement, El Paso directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership and owns the 2% general partner interest and incentive distribution rights in the Partnership; (ii) 88,400,059 Common Units representing an aggregate 45.4% limited partner interest in the Partnership; (iii) 100% of El Paso Pipeline LP Holdings, L.L.C. (“Holdings”); (iv) a 42% general partner interest in Colorado Interstate Gas Company (“CIG”); (v) and a 15% general partner interest in SNG. Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and the Operating Company. The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership. Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and the Operating Company. The Partnership is a party to an omnibus agreement with El Paso and its affiliates that governs the Partnership’s relationship with El Paso and its affiliates regarding (i) reimbursement of certain operating and general and administrative expenses; (ii) indemnification for certain environmental contingencies, tax contingencies and right-of-way defects; and (iii) reimbursement for certain expenditures.

     In addition, each of the Partnership, Elba Express Company, L.L.C. (“Elba Express”), Southern LNG Company, L.L.C. (“SLNG”), CIG and SNG currently have and will have in the future other routine agreements with El Paso or one of its subsidiaries that arise in the ordinary course of business, in addition to the Partnership’s Agreement of Limited Partnership, the Elba Express Limited Liability Company Agreement, the SLNG Limited Liability Company Agreement, the CIG General Partnership Agreement and the SNG General Partnership Agreement, respectively, such as agreements for services and other transportation and exchange agreements and interconnection and balancing agreements with other El Paso pipelines.

Item 2.01  Completion of Acquisition or Disposition of Assets.

    The information set forth under the caption “Conveyance Agreement” in Item 1.01 above is incorporated in this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description

10.1#
Contribution Agreement dated March 4, 2011 by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation, Southern Natural Gas Company, El Paso SNG Holding Company, L.L.C. and EPPP SNG GP Holdings, L.L.C.

10.2#
Contribution, Conveyance and Assumption Agreement by and among El Paso Pipeline Partners, L.P. El Paso Corporation, El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern Natural Gas Company and El Paso Pipeline Partners Operating Company, L.L.C.

10.3#	Fifth Amendment to General Partnership Agreement of Southern Natural Gas Company.

# Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ Robert W. Baker
Robert W. Baker
Executive Vice President and General Counsel

Date: March 17, 2011

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Exhibit Number	Description

10.1#
Contribution Agreement dated March 4, 2011 by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation, Southern Natural Gas Company, El Paso SNG Holding Company, L.L.C. and EPPP SNG GP Holdings, L.L.C.

10.2#
Contribution, Conveyance and Assumption Agreement by and among El Paso Pipeline Partners, L.P. El Paso Corporation, El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern Natural Gas Company and El Paso Pipeline Partners Operating Company, L.L.C.

10.3#	Fifth Amendment to General Partnership Agreement of Southern Natural Gas Company.

# Filed herewith.